UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2022

Herbalife Nutrition Ltd.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309, Ugland House Grand Cayman Cayman Islands		KY1-1104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 3, 2022, Herbalife Nutrition Ltd. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 27, 2022, the Company held its 2022 Annual General Meeting of Shareholders. The Company’s shareholders voted on the four proposals presented at the meeting, as set forth below.
Proposal 1:     Election of Directors.
Ten board nominees for director were elected under Proposal 1 by a majority of the votes cast to serve until the 2023 annual general meeting of shareholders of the Company or until their successors are duly elected and qualified. The voting results are as follows:

	For	Against	Abstain	Broker Non-votes
John O. Agwunobi	76,911,859	4,097,456	10,567,412	3,173,342
Richard H. Carmona	77,269,232	3,741,994	10,565,501	3,173,342
Michael O. Johnson	73,181,993	7,835,627	10,559,107	3,173,342
Kevin M. Jones	78,686,339	2,286,877	10,603,511	3,173,342
Sophie L’Hélias	78,411,162	2,556,838	10,608,727	3,173,342
Alan W. LeFevre	77,696,506	3,278,425	10,601,796	3,173,342
Juan Miguel Mendoza	76,595,538	4,411,433	10,569,756	3,173,342
Don Mulligan	78,623,743	2,348,719	10,604,265	3,173,342
Maria Otero	77,664,619	3,339,057	10,573,051	3,173,342
John Tartol	76,574,804	4,434,692	10,567,231	3,173,342
Proposal 2:    Approve, on an advisory basis, the compensation of the Company’s named executive officers.
The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
69,938,257	9,736,197	11,902,272	3,173,342

Proposal 3:    Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2022.
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
82,007,917	928,376	11,813,775	0

Proposal 4:    Election of Celine Del Genes as a director.
Celine Del Genes was elected by a majority of the votes cast to serve as a director until the 2023 annual general meeting of shareholders of the Company or until her successor is duly elected and qualified.  The voting results are as follows:
For	Against	Abstain	Broker Non-votes
75,167,439	1,924,390	10,487,966	7,168,685
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Herbalife Nutrition Ltd. on May 3, 2022.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on May 3, 2022 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

May 3, 2022	By:	/s/ HENRY C. WANG
		Name:	Henry C. Wang
		Title:	EVP, General Counsel and Corporate Secretary